Exhibit 99.1
2023 Annual Performance P R E S E N C E B A N K . C O M 1 INVESTOR PRESENTATION

Disclaimers P R E S E N C E B A N K . C O M 2 This presentation does not constitute or form part of any offer or invitation to purchase any securities of PB BANKSHARES, INC in whole or in part. This presentation has been prepared by Presence Bank solely for informational purposes to assist interested parties in making their own evaluation of Presence Bank. It does not purport to contain all the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of PB BANKSHARES, INC and the data set forth in this presentation and other information provided by or on behalf of Presence Bank is not providing you with any legal, business, tax or other advice regarding an investment in the securities. You should consult with your own advisors as needed to assist you in making your investment decision. Any securities of PB BANKSHARES, INC are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the FDIC or any other federal or state government agency. This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Presence Bank’s industry, management’s beliefs and certain assumptions made by management, many of which are by their nature inherently uncertain and beyond Presence Bank’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although Presence Bank believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

Disclaimers (continued) P R E S E N C E B A N K . C O M 3 You should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that Presence Bank faces, including, but not limited to (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting bank holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates and inflation; (v) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vi) changes in the quality or composition of our loan and investment portfolios; (vii) adequacy of loan loss reserves; (viii) increased competition; (ix) loss of certain key officers; (x) continued relationships with major customers; (xi) deposit attrition; (xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiv) changes in the cost of funds, demand for loan products or demand for financial services; (xv)severe weather, acts of terrorism, an outbreak of hostilities or other geopolitical events, or the anticipation of such events; (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Presence Bank after the date hereof. This presentation does not purport to contain all the information that may be required to evaluate the securities, and you should conduct and rely upon your own independent analysis of PB BANKSHARES, INC and the data contained or referred to herein.

P R E S E N C E B A N K . C O M 4 Bank History

P R E S E N C E B A N K . C O M 5 Executive Team

P R E S E N C E B A N K . C O M 6 Who We Are

P R E S E N C E B A N K . C O M 7 Relationship-Based White Glove Delivery Team Harrisburg LPO Elizabethtown LPO Coatesville Vishnu Patel, CPA AVP, Relationship Manager 5 Years In-Market Experience

P R E S E N C E B A N K . C O M 8 Core Operating Markets Chester Region Lancaster Region Capital Region • 10-County Market throughout Southcentral Pennsylvania • In 2021 opened two Loan Production Offices in Harrisburg and Elizabethtown. • We lend to local people and businesses we know and trust us. • Deposit customers are from the communities we live, play and work in.

P R E S E N C E B A N K . C O M 9 Business Model & Execution Our DELIVERY Our CUSTOMERS

P R E S E N C E B A N K . C O M 10 Long Term Growth-Total Assets, Deposits, & Loans Charts are as of December 31,

P R E S E N C E B A N K . C O M 11 Tangible Book Value Per Common Share $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 $18.50 December 31, 2021 December 31, 2022 December 31, 2023 Tangible book value per common share Tangible book value per common share (excluding accumulated other comprehensive loss)* December 31, 2021 December 31, 2022 December 31, 2023 Tangible common equity $ 45,834 $ 45,987 $ 46,989 Adjustment for accumulated other comprehensive loss $ (282) $ (1,932) $ (1,247) Tangible common equity excluding accumulated other comprehensive loss $ 46,116 $ 47,919 $ 48,236 Common shares outstanding 2,777,250 2,845,076 2,679,967 Tangible book value per common share $ 16.50 $ 16.16 $ 17.53 Tangible book value per common share excluding accumulated other comprehensive loss $ 16.60 $ 16.84 $ 18.00 *Non-GAAP Financial Measure Reconciliation The table above reconciles, as of the dates set forth below, stockholders’ equity (on a GAAP basis) to tangible book value and tangible book value excluding accumulated other comprehensive loss and calculates our tangible book value per common share and tangible book value per common share excluding accumulated other comprehensive loss. Book value is equal to tangible book value due to the Company having no intangible assets.

P R E S E N C E B A N K . C O M 12 PBBK Historical Share Price PBBK stock price and Price/Tangible Book Value movements over the last two years. Source: S&P Capital IQ Pro; market data from January 3, 2022, to February 16, 2024.

P R E S E N C E B A N K . C O M 13 Loan Composition As part of the commercial real estate initiative, management is performing quarterly stress testing and has segmented the commercial real estate portfolio into categories such as industrial, office, multi-family, etc. See the following slide for select December 31, 2023 detail. 12/31/2021 – Loan Composition $252 Million 12/31/2022 – Loan Composition $305 Million 12/31/2023 – Loan Composition $326 Million

Commercial Real Estate (CRE) Portfolio as of December 31, 2023 P R E S E N C E B A N K . C O M 14 Management is monitoring the commercial real estate portfolio and concentration, assessing its associated risks. • Completed 69% or $109.4 million of CRE portfolio. • CRE Portfolio average loan-to-value ratio is 60.7%. • Debt service coverage ratio 1.46 times without sponsor or guarantor support. • Property type is diverse and there is no geographic concentration. Stress Test • $9.4 million in non-owner-occupied office space. • 5 loans comprise office segment, which all are loans in medical space not subject to general market office issues. • Average loan-to-value ratio is 72.9%. • Debt service coverage ratio 1.48 times exclusive of sponsor or guarantor support. Office Exposure • $20.8 million in flag hotel loans. • 6 loans comprise the hotel portfolio. • Average loan-to-value is 51.7%. • Debt service coverage ratio 2.00 times exclusive of any sponsor or guarantor support. • Guarantors have strong liquidity and are experienced local operators. Hospitality Exposure

P R E S E N C E B A N K . C O M 15 Top Five (5) Priorities – Customer & Revenue Focus 1. Deposit Growth • Growing relational deposits assists with having enough liquidity to fund the bank’s loan growth. 2. Cash Management & Not-for-Profit Growth • Necessary products and services that supports unique needs of our customers with having dedicated and sophisticated capabilities really being a niche focus. 3. Loan Growth • Provides revenue to direct more profits back into our Associates’ growth, enhanced customer deliveries and support our local communities. 4. Retain, Recruit and Grow our Banking Talent • Further building upon our team with passionate bankers that appreciate the bank’s culture – High Care + High Accountability = High Performance. 5. Safe & Sound Business Risks / Credit Quality • Having customers that are honest and honor their commitments to repay debt.

P R E S E N C E B A N K . C O M 16 Percentage of Deposits Uninsured National Mega-Banks https://www.pnc.com/insights/corporate-institutional/mitigate-risk/bank-regulation-and-your-business. 13.1%

P R E S E N C E B A N K . C O M 17 Percentage of Deposits Uninsured National Mega-Banks For the charts on the previous slide, the listed banks are derived from public Call Report information obtained as of December 31, 2022. The more current data from Presence Bank is as of December 31, 2023. • Presence Bank’s uninsured and uncollateralized deposits were 13.1% well below the banking system’s average. • Presence Bank has deposits over $250,000 that are fully collateralized for our public fund's customers. Presence Bank can meet the obligation of its uninsured and uncollateralized deposits with the cash on hand and liquidity sources at 476.7%*. * The Bank maintains highly liquid sources of available funds, including unused borrowing capacity with the Federal Home Loan Bank of Pittsburgh and the Federal Reserve Bank of Philadelphia and available federal funds lines with other banks, as well as available-for-sale debt securities with a fair value in excess of collateral obligations. At December 31, 2023, available funding from these sources totaled 476.7% of uninsured and uncollateralized deposits.

P R E S E N C E B A N K . C O M 18 Cash Management Services 1 Message and data rates may apply; check with your mobile provider.

P R E S E N C E B A N K . C O M 19 ICS – Insured up to $50 Million • IntraFi Network Deposits is a banking network that allows customers to deposit more than $250,000; having all funds fully FDIC-insured. • A network that links many U.S. banks and financial institutions; sharing insured limits with reciprocating deposits that all remain local with Presence Bank. • Your one-stop relationship for dividing your money into separate, fully insured accounts, all administered by Presence Bank. • The IntraFi network includes more than 3,000 financial institutions, representing around 50% of the total banks in the country.

P R E S E N C E B A N K . C O M 20 ICS – How it works? Fully Insured up to $50 Million Dollars Source: https://www.intrafinetworkdeposits.com/how-it-works/

2023 Performance P R E S E N C E B A N K . C O M 21

P R E S E N C E B A N K . C O M 22 Results: 2019 – 2023 As of or for the year ended December 31, (dollars in thousands) * The year ended December 31, 2022, included an $821,000 gain on sale of premises and equipment within pretax income.

P R E S E N C E B A N K . C O M 23 Financial Highlights (Unaudited) (Dollars in thousands, except per share data) ** The three months ended December 31, 2022, included an $821,000 gain on sale of premises and equipment within noninterest income.

P R E S E N C E B A N K . C O M 24 Financial Highlights (Unaudited) (Dollars in thousands)

P R E S E N C E B A N K . C O M 25 Performance Ratios (as of and for the three months ended) (Dollars in thousands, except per share data) * See next slide for Non-GAAP Financial Measure Reconciliation.

P R E S E N C E B A N K . C O M 26 *Non-GAAP Financial Measure Reconciliation (Dollars in thousands, except per share data)

P R E S E N C E B A N K . C O M 27 Growing our Greater Purpose The bank’s goal is to support three (3) children’s wishes per year, one child in each of our regions. TOTAL Amount Raised to Date: $42,921* *Amount as of 12/31/23

Granting Local Wishes

Wish #1:
7-Year Girl
Sadie

- Lives in Honey Brook, Chester County
- Illness: Muscular Dystrophy

Wish GRANTED:
Therapeutic Hot Tub

Wish #2:
9-Year Boy
Ronan

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED:
Disney World

Wish #3:
9-Year Girl
Brooke

- Lives in Mt. Joy, Lancaster County
- Illness: Leukemia

Wish GRANTED:
San Diego Zoo

Make-A-Wish®

- 2 in Chester Region
- 1 in Lancaster Region
- 2 in Capital Region

Wish #4:
17-Year Boy
Zachary

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED:
Dutton Ranch

Wish #5:
16-Year Boy
Josh

- Lives in Coatesville, Chester County
- Illness: Cancer

Wish IN PROCESS:
Hawaii

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Wish #5 – Josh from Coatesville

Make-A-Wish®

Josh is 16 years old with cancer and lives Coatesville. He enjoys watching Philly Sports, and he's been enjoying driving as he just got his license. He loves steak, pasta, and burgers and his favorite athletes are Jalen Hurts, and Eagles players. His wish is a family trip to Hawaii.


The Philadelphia Inquirer
WHAT A BLAST!
Phillies
Phillies

Presence Bank's Senior Management team is committing to matching Dollar for Dollar ($1-$1) raised towards Josh's wish up to $5,000 total-match to grant his full wish of $10,000.

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N A S D A Q S Y M B O L : [ P B B K ] 30 Contact Information Janak M. Amin President & CEO Email: jamin@presencebank.com Direct Mobile: (813) 659-6252 THANK YOU!